UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders.

October 31, 2014

Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Supplemental Information
Trustee and Officer Information	19
Proxy Voting and Form N-Q Information	22
Expense Examples	22
Additional Federal Income Tax Information	23

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

On October 31, 2014, Victory Capital completed its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC. We believe that this partnership enables the firm and our clients to leverage new strengths, and we look forward to the opportunities afforded by this acquisition. As a shareholder, you will benefit from an expanded breadth of new offerings provided by Victory Capital, and we encourage you to visit our website (www.vcm.com) to explore our enhanced product set.

As for the market environment during the year, U.S. stocks continued to shine in 2014, following one of the strongest calendar years in history in 2013 and adding to the gains of the bull market that started in 2009. Confounding many analysts, major indices drove higher throughout the year with only temporary setbacks. Large capitalization stocks, which took the lead in 2014, have still not experienced a 10% correction since 2011, an unusually long time without a significant price decline. Some smaller stock indices declined more than 10% in the late summer and early fall of 2014, only to bounce back quickly.

As always, the market took its cue from a variety of economic, political, and financial events. Arguably the overriding influence on the U.S. stock market in 2014 continued to be Federal Reserve policy, as investors were fixated on the central bank's quantitative easing program of the past few years, which consisted of buying government and other bonds as a means of stimulating economic growth. Late in 2013, the chairmanship of the Fed was passed from Ben Bernanke to Janet Yellen. During that time, policy makers agreed to begin tapering the central bank's bond purchase program, which began in January of 2014 and ended in October of 2014.

A variety of other factors affected the equity markets in 2014. Early in the year, Congress passed a budget deal and averted a second government shutdown. Severe winter weather affected many areas of the nation, resulting in disruptions in many pockets of the economy, including residential and non-residential construction, retail, transportation, manufacturing, and energy production. This ultimately resulted in a decline in first quarter real gross domestic product (GDP) of close to 3%, one of the worst non-recession quarters in post-World War II history. Despite this set-back, economic growth regained some strength in the U.S. later in the year, supported by a continued accommodative Federal Reserve stance, low interest rates, increasing bank loans, reduced fiscal drag at the federal level, and a booming energy sector.

We are in the midst of the sixth year of a classic bull market. Consensus earnings expectations for 2015 are for mid-to-high single digit earnings growth, suggesting a strong fundamental tailwind. The credit problems that plagued the financial system and took us into recession six years ago are becoming a distant memory. The banking system, once a source of weakness, is now a source of strength. Capital levels are at their best in decades and credit has dramatically improved. Many corporations are now flush with cash and are increasing investments in their businesses and adding jobs.

After several years of strong returns for global equity markets, it was not surprising to see most foreign markets cool off as geopolitical uncertainty was coupled with disappointing economic news out of Europe and China. Global market returns as a whole have been negligible over the past year, although Asia has outperformed Europe. Emerging markets stocks have slightly outperformed developed, with emerging small capitalization stocks posting the highest returns among foreign equity asset classes. Sentiment toward emerging markets has improved since the sell-off in 2013 as several emerging market elections have brought optimism that favorable market reforms will be forthcoming.

Uncertainty continued to impact the global fixed income markets throughout 2014. Following a very challenging first quarter, growth in the United States picked up appreciably in the subsequent quarters as healthy gains in the labor market pushed unemployment lower and consumer confidence higher. Growth readings in both the manufacturing and service sectors signaled a recovery on a sustainable path, all while inflation readings remained comfortably below the Federal Reserve's 2% threshold. Outside of the U.S., economic growth slowed in the Euro Zone, China, and Japan, resulting in further monetary policy easing from their respective central banks. A direct result of this global slowdown was a sharp decline in commodity prices and a subsequent strengthening of the U.S. dollar, which, taken together, kept global interest rates well below expectations heading into 2014. In spite of fears of the near-term impact some speculated this could have on the U.S. recovery, Federal Reserve officials did not seem to share this view as they ended their bond purchase program in the fourth quarter as expected and appeared on track to begin raising short term interest rates in the second half of 2015.

The sharp decline in interest rates propelled solid absolute returns across the U.S. fixed income markets. Furthermore, excess returns relative to U.S. Treasuries were positive in all investment-grade sectors as investors were willing to take on additional risk in search of higher yields in a historically low interest rate environment. Looking forward, we expect the U.S. economy to continue improving with minimal inflationary pressure. Tighter labor markets may provide wage pressure and improved consumption. However, we believe a strong dollar and falling commodity prices should keep inflation subdued. In our view, we are in the mid-to-late innings of the current credit cycle.

In each of the Victory Funds, we adhere to investment processes based on fundamentals. All Funds have risk controls in place to help us identify and measure the sources of risk relative to the applicable benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. You may also contact the Funds at (800) 539-3863 or through our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help you meet your investment goals.

Michael Policarpo, II

President,
Victory Funds

The Victory Institutional Funds

Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets continued higher in fiscal 2014, the sixth consecutive year of positive returns, and are now well above 2007 peak levels. After a difficult start, primarily related to an abnormally bad winter season, the U.S. economy returned to an upward trajectory. Slowing growth in emerging markets and the European region did little to impact performance in the U.S. During the period, the Federal Reserve began its initial tightening process under new Chairwoman Janet Yellen, ending its bond buying program. However interest rates have yet to increase and low inflation has afforded the committee more time to maintain these low levels. Geopolitical tensions heightened, most notably with rising concern over Russia's occupation of Crimea, and increasing conflict with the Islamic Militants (ISIS). The U.S. Dollar appreciated meaningfully in 2014, demonstrating the increasing relative attractiveness of our economy and diverging monetary policies. Although top line growth remains tepid, corporate earnings growth is still healthy at 7%, and with valuations that began fiscal 2014 at 15X earnings, the backdrop has been very favorable for U.S. equities. After a very strong showing in fiscal 2013, the Fund returned 12.6%, but underperformed the 17.3% return of the Fund's benchmark, the S&P 500 Index.

Leading the market higher were Healthcare and Technology stocks, with returns for both sectors exceeding 25%. Strength in Healthcare was predominantly in the Biotech industry with new product introductions and in Specialty Pharmaceuticals where there was a significant amount of merger and acquisition activity. Technology was led by many of the mega-capitalization industry leaders on favorable valuations along with stabilization in key end-markets and enterprise spending. The more commodity-sensitive Energy sector was the worst performing during the fiscal year as oil prices fell approximately 17%. Within the Fund, relative performance was most positive in the Materials and Technology sectors, while the Healthcare and Energy sectors were detractors.

Apple, Intel, and General Dynamics were the top contributors to the Fund's portfolio during the period. Apple's increased capital return to shareholders was viewed favorably, but the strength of the launch of its new iPhone 6 in our view was more impactful to share performance. Intel benefitted from stabilization in the PC market, and its growing competitive advantage in its manufacturing process. General Dynamics benefitted from strength in its Gulfstream business jet performance, stabilization in defense spending, and new leadership that is more share-holder focused. The main detractors from the Fund's performance included Chesapeake Energy, News Corp, and Royal Philips. Chesapeake underperformed late in the year, negatively impacted by the significant decline in the commodity price. News Corp has a disproportionate amount of their business outside of the United States, specifically in Australia where despite owning leading cable brands, currency fluctuations and a declining newspaper business negatively impacted financial performance. Royal Philips was hurt by performance in its health care division, specifically slower growth in China and a temporary shutdown of one of its manufacturing facilities in Ohio.

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2014

	Class A
INCEPTION DATE	6/24/05
	Net Asset Value	S&P 500 Index[1]
One Year	12.62%	17.27%
Three Year	19.25%	19.76%
Five Year	14.11%	16.69%
Ten Year	N/A	N/A
Since Inception	7.48%	N/A
Expense Ratios
Gross	0.59%
With Applicable Waivers	0.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratio as of October 31, 2014 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Growth of $10,000,000 — Institutional Diversified Stock Fund vs. S&P 500 Index1

For the period 06/24/05 to 10/31/14

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Consumer Discretionary (14.5%):
Comcast Corp., Class A	366,330	$20,275
H&R Block, Inc.	407,700	13,173
Hilton Worldwide Holdings, Inc. (a)	134,500	3,395
Johnson Controls, Inc.	174,000	8,222
Newell Rubbermaid, Inc.	299,400	9,979
PVH Corp.	67,940	7,769
Starbucks Corp.	100,200	7,571
Tractor Supply Co.	71,400	5,228
		75,612
Consumer Staples (12.0%):
Anheuser-Busch InBev NV, ADR	64,060	7,109
CVS Caremark Corp.	175,300	15,042
Diageo PLC, ADR	66,000	7,786
The Procter & Gamble Co.	141,400	12,340
Wal-Mart Stores, Inc.	264,700	20,190
		62,467
Energy (8.8%):
Anadarko Petroleum Corp.	57,947	5,318
BP PLC, ADR	357,960	15,558
Chesapeake Energy Corp.	241,250	5,351
Occidental Petroleum Corp.	173,590	15,437
Weatherford International PLC (a)	253,500	4,162
		45,826
Financials (14.3%):
Bank of America Corp.	1,252,500	21,493
Bank of New York Mellon Corp.	202,870	7,855
Capital One Financial Corp.	79,600	6,588
Citigroup, Inc.	402,980	21,572
JPMorgan Chase & Co.	241,940	14,633
MetLife, Inc.	49,044	2,660
		74,801
Health Care (14.0%):
Abbott Laboratories	174,100	7,589
Baxter International, Inc.	148,320	10,404
Eli Lilly & Co.	135,900	9,014
Medtronic, Inc.	127,500	8,690
Merck & Co., Inc.	319,015	18,484
Pfizer, Inc.	351,720	10,534
Roche Holdings Ltd., ADR	232,980	8,576
		73,291

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (10.5%):
Danaher Corp.	138,630	$11,146
Nielsen Holdings NV	207,500	8,817
Siemens AG, ADR	84,210	9,494
Stanley Black & Decker, Inc.	58,000	5,431
United Parcel Service, Inc., Class B	141,096	14,802
W.W. Grainger, Inc.	21,500	5,306
		54,996
Information Technology (20.8%):
Altera Corp.	275,190	9,458
Apple, Inc.	126,360	13,646
Applied Materials, Inc.	961,030	21,228
Cisco Systems, Inc.	588,500	14,401
EMC Corp.	592,710	17,028
Google, Inc., Class C (a)	38,389	21,463
Intel Corp.	229,980	7,822
Visa, Inc., Class A	18,000	4,346
		109,392
Materials (3.2%):
Air Products & Chemicals, Inc.	82,220	11,072
Nucor Corp.	102,200	5,525
		16,597
Total Common Stocks (Cost $444,156)		512,982
Investment Companies (2.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	11,852,100	11,852
Total Investment Companies (Cost $11,852)		11,852
Total Investments (Cost $456,008) — 100.4%		524,834
Liabilities in excess of other assets — (0.4)%		(2,109)
NET ASSETS — 100.00%		$522,725

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $456,008)	$524,834
Dividends receivable	341
Receivable for capital shares issued	221
Receivable for investments sold	6,863
Prepaid expenses	25
Total Assets	532,284
LIABILITIES:
Payable for investments purchased	9,001
Payable for capital shares redeemed	280
Accrued expenses and other payables:
Investment advisory fees	216
Administration fees	12
Custodian fees	5
Transfer agent fees	5
Chief Compliance Officer fees	2
Trustees' fees	2
Other accrued expenses	36
Total Liabilities	9,559
NET ASSETS:
Capital	400,677
Accumulated undistributed net investment income	495
Accumulated net realized gains from investments	52,727
Net unrealized appreciation on investments	68,826
Net Assets	$522,725
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	39,193
Net Asset Value, offering price & redemption price per share:(a)	$13.34

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Year Ended October 31, 2014

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$9,608
Total Income	9,608
Expenses:
Investment advisory fees	2,398
Administration fees	133
Custodian fees	44
Transfer agent fees	71
Trustees' fees	58
Chief Compliance Officer fees	11
Legal and audit fees	60
State registration and filing fees	34
Other expenses	95
Total Expenses	2,904
Net Investment Income	6,704
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	53,038
Net change in unrealized appreciation/depreciation on investments	(3,725)
Net realized/unrealized gains on investments	49,313
Change in net assets resulting from operations	$56,017

See notes to financial statements.

Statements of Changes in Net Assets

The Victory Institutional Funds

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income	$6,704	$10,000
Net realized gains from investment transactions	53,038	133,550
Net change in unrealized appreciation/depreciation on investments	(3,725)	33,843
Change in net assets resulting from operations	56,017	177,393
Distributions to Shareholders:
From net investment income:	(6,588)	(9,786)
From net realized gains:	(90,029)	—
Change in net assets resulting from distributions to shareholders	(96,617)	(9,786)
Change in net assets from capital transactions	94,221	(310,841)
Change in net assets	53,621	(143,234)
Net Assets:
Beginning of period	469,104	612,338
End of period	$522,725	$469,104
Accumulated undistributed net investment income	$495	$540
Capital Transactions:
Proceeds from shares issued	$99,488	$59,945
Dividends reinvested	96,536	9,593
Cost of shares redeemed	(101,803)	(380,379)
Change in net assets from capital transactions	$94,221	$(310,841)
Share Transactions:
Issued	7,491	4,568
Reinvested	7,665	754
Redeemed	(7,794)	(27,332)
Change in Shares	7,362	(22,010)

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$14.74	$11.37	$10.08	$10.11	$9.06
Investment Activities:
Net investment income	0.18	0.21	0.15	0.13	0.13
Net realized and unrealized gains (losses) on investments	1.47	3.36	1.29	(0.03)	1.04
Total from Investment Activities	1.65	3.57	1.44	0.10	1.17
Distributions:
Net investment income	(0.19)	(0.20)	(0.15)	(0.13)	(0.12)
Net realized gains from investments	(2.86)	—	—	—	—
Total Distributions	(3.05)	(0.20)	(0.15)	(0.13)	(0.12)
Net Asset Value, End of Period	$13.34	$14.74	$11.37	$10.08	$10.11
Total Return	12.62%	31.68%	14.35%	0.95%	13.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$522,725	$469,104	$612,338	$640,534	$640,023
Ratio of net expenses to average net assets	0.61%	0.59%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets	1.40%	1.56%	1.34%	1.21%	1.31%
Portfolio turnover	79%	91%	94%	87%	100%

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  October 31, 2014

1  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2014

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2014, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	Level 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$512,982	$—	$512,982
Investment Companies	—	11,852	11,852
Total	$512,982	$11,852	$524,834

There were no transfers between Level 1 and Level 2 as of October 31, 2014.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2014

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2014 were as follows for the Fund (in thousands):

Purchases*	Sales*
$377,107	$371,880

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management, Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian for the Trust and receives custodian fees at an annualized rate of 0.00774% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund, plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2014

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective December 31, 2013, the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) participate in a short-term, demand note "Line of Credit" agreement with Citibank, N.A. ("Citibank"). Prior to December 31, 2013, the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) held a similar credit facility with KeyCorp. Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended October 31, 2014, Keybank earned approximately $8 thousand and Citibank earned approximately $42 thousand for Line of Credit fees. Each fund in the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding for the Fund during the fiscal year ended October 31, 2014, was $972 thousand. The average interest rate during the fiscal year ended October 31, 2014, was 0.90%. As of October 31, 2014, the Fund had no loans outstanding with Citibank.

7.  Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$53,552	$43,065	$96,617

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2014

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,786	$—	$9,786

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$19,547	$35,099	$67,426	$122,072

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2014, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$457,408	$70,424	$(2,998)	$67,426

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2014, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 24, 2014

Supplemental Information

The Victory Portfolios  October 31, 2014

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 16 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 67	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 63	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
David L. Meyer, 57	Trustee	December 2008	Retired.	None.

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 70	Chair and Trustee	August 2003	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 42	Trustee	July 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 40	President*	May 2008-December 2014

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 44	Vice President*	August 2010-December 2014	Director of Investment Operations & Technology, the Adviser (since 2008).
Christopher K. Dyer, 52	President* Secretary	December 2014 February 2006-December 2014	Director of Fund Administration, the Adviser.
Jay G. Baris, 60	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Kim Oeder, 50	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2014	Chief Compliance Officer, Victory Capital Advisers, Inc. (since 2011); Registered Principal, Victory Capital Advisers, Inc. (since 2006).
Edward J. Veilleux, 71	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Erin G. Wagner, 40	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Scott A. Stahorsky, 45	Vice President	December 2014	Senior Analyst, Fund Administration, the Adviser.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust. In addition, Mr. Policarpo and Mr. McDonald resigned their positions with the Trust.

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Institutional Diversified Stock Fund	$1,000.00	$1,058.40	$3.11	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Institutional Diversified Stock Fund	$1,000.00	$1,022.18	$3.06	0.60%

*   Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information:

For the year ended October 31, 2014, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 25%.

Dividends qualifying for corporate dividends received a deduction of 24%.

For the year ended October 31, 2014, the Fund designated short-term capital gain distributions in the amount of $47,135 thousand and long-term capital gains distributions in the amount of $43,065 thousand.

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than the Victory Institutional Funds. Therefore, the Victory Institutional Funds do not provide opt-out options to their shareholders.

The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-ANN (10/14)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has been determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Leigh Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2014	2013
(a) Audit Fees (1)	$18,300	$18,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,430	4,300
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For fiscal years ended October 31, 2014 and October 31, 2013, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2014 and 2013 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2014	$213,172
2013	$216,075

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*		/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	01-05-2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Christopher K. Dyer
Christopher K. Dyer, President

Date	01-05-2015

By (Signature and Title)*		/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	01-05-2015